SECURITY AGREEMENT

This Security Agreement (the "Agreement") is made and entered into on May 20, 2008, by and between Knight Energy Corp., a Maryland corporation ("Debtor"), and HD Special-Situations, LP (the "Secured Party").

A. Debtor and the Secured Party have entered into a Note Purchase Agreement dated concurrently herewith (the "Note Purchase Agreement").

B. Pursuant to the Note Purchase Agreement, Debtor has, among other things, agreed to deliver to the Secured Party a 15% Senior Secured Promissory Note in the principal amount of $1,000,000 and, upon the occurrence of certain conditions, a second 15% Senior Secured Promissory Note in the principal amount of $500,000 (individually, a "Note;" collectively, the "Notes").

C. Debtor now enters into this Agreement for the benefit of the Secured Party as security for Debtor's Obligations (as defined below).

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

1. **Definitions**. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the Uniform Commercial Code ("UCC") (such as "account," "as-extracted collateral," "chattel paper," "deposit account," "document," "equipment," "fixtures," "general intangibles," "goods," "instruments," "inventory," "investment property," "proceeds," and "supporting obligations") shall have the respective meanings given such terms in Article 9 of the UCC. Capitalized terms used in this Agreement and not defined elsewhere herein or in the Note Purchase Agreement shall have the meanings set forth below:

"Collateral" means all of Debtor's assets and includes all of the following: (i) all accounts, as-extracted collateral, equipment, general intangibles, inventory, Negotiable Collateral, deposit accounts, investment property, fixtures, goods, supporting obligations and such other assets of Debtor as Debtor may hereafter acquire or as to which the Secured Party may from time-to-time be granted a security interest, and (ii) the proceeds of any of the foregoing, including, but not limited to, proceeds of insurance covering the foregoing or any portion thereof; provided, however, that notwithstanding anything to the contrary contained in this Agreement, the Collateral does not include any "infectious waste," "restricted hazardous waste," or "hazardous waste" as those terms are defined under 42 U.S.C. Section 6903(5), as such section may be from time to time amended, or under any regulations thereunder.

"Debtor's Books" means and includes all of Debtor's books and records, including, but not limited to, all records, ledgers and computer programs, disk or tape files, printouts and other computer-prepared information indicating, summarizing or evidencing the Collateral.

"Event of Default" means the occurrence of any one of the events described in Section 7 of this Agreement.

"Negotiable Collateral" means and includes all of Debtor's presently existing and hereafter acquired or arising letters of credit, advices of credit, promissory notes, drafts, instruments, documents, leases of personal property and chattel paper, as well as Debtor's Books relating to any of the foregoing

"Obligations" means and includes any and all liabilities and indebtedness owing by Debtor to the Secured Party pursuant to the Notes, including, without limitation, all interest and other payments required thereunder that are not paid when due, and all of the Secured Party Expenses which Debtor is required to pay or reimburse by this Agreement, by law, or otherwise.

"Secured Party Expenses" means and includes (i) all costs or expenses required to be paid by Debtor under this Agreement that are instead paid or advanced by the Secured Party, (ii) all reasonable costs and expenses incurred to correct any default or enforce any provision of this Agreement, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale and/or advertising to sell the Collateral, irrespective of whether a sale is consummated and (iii) all reasonable costs and expenses (including reasonable attorney's fees) incurred by the Secured Party in enforcing or defending this Agreement, irrespective of whether suit is brought.

2. **Construction**. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and vice versa, to the part include the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section references are to this Agreement, unless otherwise specified.

3. **Creation of Security Interest**.

3.1 Grant of Security Interest. In order to secure Debtor's timely payment of the Obligations and timely performance of each and all of its covenants and obligations under this Agreement and any other document, instrument or agreement executed by Debtor and/or delivered by Debtor to the Secured Party in connection with the Obligations, Debtor hereby unconditionally and irrevocably grants, pledges and hypothecates to the Secured Party, a continuing first-priority security interest in and to, a lien upon, assignment of, and right of set-off against, all presently existing and hereafter acquired or arising Collateral. Such security interest shall attach to all Collateral without further act on the part of the Secured Party or Debtor.

3.2 Rights as to As-Extracted Collateral. Unless an Event of Default under this Agreement has occurred and is continuing, Debtor may, subject to the provisions hereof and consistent herewith, sell the as-extracted collateral, but only in the ordinary course of Debtor's business. A sale of as-extracted collateral in Debtor's ordinary course of business does not include an exchange or a transfer in partial or total satisfaction of a debt owing by Debtor, nor does it include an exchange for less than fair market value.

4. **Insurance**. Debtor shall, at its expense, keep its business and assets (including the Collateral to the extent appropriate) insured against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks and in such amounts as are ordinarily insured against by other owners of similar businesses. Debtor shall also keep and maintain public liability and property damage insurance relating to Debtor's ownership and use of its equipment and other assets. All such policies of insurance (except those of public liability and property damage) shall contain an endorsement, in a form satisfactory to the Secured Party, showing the Secured Party as loss payee thereof, and all proceeds payable thereunder shall be payable to the Secured Party. Each such insurer shall agree (by endorsement upon the policy or policies of insurance issued by it to Debtor or by independent instruments) that it will give the Secured Party at least thirty (30) days written notice before any such policy or policies of insurance will be altered or cancelled, and that no act or default of Debtor, or any other person, shall affect the right of the Secured Party to recover under such policy or policies of insurance or to pay any premium in whole or in part relating thereto. All insurers and insurance coverage shall be reasonably acceptable to the Secured Party.

5. **Filings; Further Assurances**.

5.1 General. The Secured Party is authorized to (i) file a UCC-1 Financing Statement with the Secretary of State of the State of Maryland evidencing its security interest in the Collateral and (ii) record a UCC-1 Financing Statement or other appropriate document in those jurisdictions where any oil and gas lease or real property generating as-extracted collateral may be located. Debtor also authorizes the filing by the Secured Party of such other UCC financing statements, continuation financing statements, fixture filings, security agreements, deeds of trust, chattel mortgages, assignments and other documents as the Secured Party may reasonably require in order to perfect and maintain its security interests in the Collateral and in order to fully consummate all of the transactions contemplated under this Agreement. Subject to the foregoing, if so requested by the Secured Party at any time hereafter, Debtor shall promptly execute and deliver to the Secured Party such fixture filings, security agreements, deeds of trust, chattel mortgages, assignments and other documents as the Secured Party may reasonably require from Debtor in order to protect and/or enforce its rights under this Agreement. Debtor hereby irrevocably makes, constitutes and appoints the Secured Party as Debtor's true and lawful attorney with power, upon Debtor's failure or refusal to promptly comply with its obligations in this Section 5.1, to sign the name of Debtor on any of the above-described documents or on any other similar documents which need to be executed, recorded and/or filed in order to perfect or maintain the Secured Party's security interests in the Collateral.

5.2 Additional Matters. Without limiting the generality of Section 5.1, Debtor will (i) at the reasonable request of the Secured Party, appear in and defend any action or proceeding which may affect Debtor's title to, or the security interests of the Secured Party in, the Collateral and (ii) promptly furnish to the Secured Party, from time-to-time, such reports in connection with the Collateral as are required by the Note Purchase Agreement.

5.3 Accounts; Negotiable Collateral; Stock Certificates. At any time after the occurrence and during the continuance of an Event of Default, Debtor shall immediately (i)

endorse (where appropriate) any Negotiable Collateral and any stock certificates representing Debtor's interest in CHD in blank, (ii) assign any accounts over to the Secured Party and (iii) deliver actual physical possession of the Negotiable Collateral and such stock certificates to the Secured Party in order to perfect fully its security interest therein.

6. **Warranties, Representations and Covenants**. Debtor warrants, represents, covenants and agrees as follows:

6.1 No Other Encumbrances. Debtor has good and marketable title to the Collateral, free and clear of any liens, claims, encumbrances and rights of any kind except as described in the Note Purchase Agreement.

6.2 Right to Inspect Collateral. The Secured Party shall have the right, during Debtor's usual business hours and upon reasonable advance notice, to inspect and examine the Collateral. Debtor agrees that any reasonable expenses (including expenses for appraisals and/or any other third party reviews) incurred by the Secured Party in connection with this Section 6.2 shall constitute Secured Party Expenses; provided, however, that in the absence of a default under any of the Closing Documents, the Secured Party shall not be entitled to reimbursement for expenses pursuant to this Section more than twice per year.

6.3 Title to Equipment. Upon Secured Party's request, Debtor shall immediately deliver to Secured Party, properly endorsed, any and all evidences of ownership of or title to any items of Debtor's equipment.

6.4 Maintenance of Equipment. Debtor shall keep and maintain its equipment in good operating condition and repair, and shall make all necessary replacements thereto, so that the value and operating efficiency thereof shall at all times be maintained and preserved consistent with reasonable business practices.

6.5 Negative Covenants. Debtor shall not (i) sell, lease, or otherwise dispose of, relocate or transfer, whether by sale or otherwise, any of Debtor's assets except as provided in the Note Purchase Agreement, Section 3.2 or dispositions of assets that are worn out, obsolete or no longer necessary in the business of the Debtor, (ii) allow any liens on the Collateral except liens created by this Agreement or as described in the Note Purchase Agreement or liens that arise by the operation of law or (iii) change Debtor's name or add any new fictitious name without providing the Secured Party with fifteen (15) days prior written notice.

6.6 Relocation of Principal Place of Business. The principal place of business of Debtor is at the address indicated in Section 10, and Debtor shall not, during the term of this Agreement, without at least 30 days prior written notification to the Secured Party, relocate such principal place of business, with no relocation being permitted outside the United States in any event.

6.7 Further Information. Debtor shall promptly supply the Secured Party with such information concerning Debtor's business as Secured Party may reasonably request from time-to-

time hereafter, and shall within three (3) days of obtaining knowledge thereof, notify the Secured Party of any substantial change in the Collateral or any material adverse change in the Collateral or Debtor's financial condition or any event which constitutes an Event of Default.

6.8 Solvency. Debtor is now and shall be at all times hereafter able to pay its debts (including trade debts) as they mature.

6.9 Secured Party Expenses. Debtor shall within twenty (20) days of written demand, reimburse the Secured Party for all sums expended by such Secured Party which constitute Secured Party Expenses and, in the event that Debtor does not pay Secured Party Expenses payable to a third party within twenty (20) days after notice thereof, then the Secured Party may immediately and without further notice pay such Secured Party Expenses on Debtor's behalf.

6.10 Reliance by the Secured Party; Representations Cumulative. Each warranty, representation and agreement contained in this Agreement shall be conclusively presumed to have been relied on by the Secured Party regardless of any investigation made or information possessed by the Secured Party. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements which Debtor shall now or hereafter give, or cause to be given, to the Secured Party.

7. **Events of Default**. The occurrence of any Event of Default under a Note, after the expiration of any applicable grace or cure period, shall constitute an "Event of Default" by Debtor under this Agreement.

8. **Rights and Remedies.**

8.1 The Secured Party's Rights and Remedies.

(a) Upon the occurrence and during the continuance of an Event of Default, without notice of election and without demand, the Secured Party may cause any one or more of the following to occur, all of which are authorized by Debtor:

(i) The Secured Party may make such payments and do such acts as it considers necessary or reasonable to protect its security interests in the Collateral. Debtor agrees to assemble and make available the Collateral if the Secured Party so requires. Debtor authorizes the Secured Party to enter the premises where the Collateral is located, take and maintain possession of the Collateral, or any part thereof, and pay, purchase, contest or compromise any encumbrance, claim, right or lien which, in the opinion of the Secured Party or its assignee, appears to be prior or superior to the Secured Party's security interest, and to pay all expenses incurred in connection therewith;

(ii) The Secured Party shall be automatically deemed to be granted a license or other right to use, without charge, Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, and any other property of a

similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral;

(iii) The Secured Party may ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale and sell (in the manner provided for herein) the Collateral;

(iv) The Secured Party may sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Debtor's premises) as is commercially reasonable (it not being necessary that the Collateral be present at any such sale);

(v) The Secured Party shall be entitled to give notice of the disposition of the Collateral as follows: (A) the Secured Party shall give Debtor a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made, (B) the notice shall be personally delivered or mailed, postage prepaid, to Debtor at least ten (10) calendar days before the date fixed for the sale, or at least ten (10) calendar days before the date on or after which the private sale or other disposition is to be made, unless the Collateral is perishable or threatens to decline speedily in value and (C) if the sale is to be a public sale, the Secured Party shall also give notice of the time and place by publishing a notice at least twice, the first at least twenty (20) calendar days before the date of the sale in a newspaper of general circulation, if one exists, in the county in which the sale is to be held; and

(vi) The Secured Party may credit bid and purchase all or any portion of the Collateral at any public sale.

(b) The Secured Party may deduct from the proceeds of any sale of the Collateral all Secured Party Expenses incurred in connection with the enforcement and exercise of any of the rights and remedies provided for herein, irrespective of whether suit is commenced. If such deduction does not occur (in the Secured Party's sole discretion), upon demand, Debtor shall pay all of such Secured Party Expenses. Any deficiency which exists after disposition of the Collateral as provided herein will be paid immediately by Debtor, and any excess that exists will be returned, without interest and subject to the rights of third parties, to Debtor by the Secured Party.

8.2 Rights and Remedies Cumulative. The rights and remedies of the Secured Party under this Agreement and any other agreements and documents delivered and/or executed in connection with the Obligations shall be cumulative. The Secured Party shall also have all other rights and remedies not inconsistent herewith as are provided under applicable law, or in equity. No exercise by the Secured Party of one right or remedy shall be deemed an election, and no waiver by the Secured Party of any default on Debtor's part shall be deemed a continuing waiver. No delay by the Secured Party shall constitute a waiver, election or acquiescence.

9. **Additional Waivers**. The Secured Party shall not in any way or manner be liable or responsible for (i) the safekeeping of the Collateral, (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause, (iii) any diminution in the value thereof or (iv) any act or default of any carrier, warehouseman, bailee, forwarding agency or other person whomsoever.

10. **Notices**. All notices or demands by any party relating to this Agreement shall be made in writing as provided in Section 8(f) of the Note Purchase Agreement.

11. **Choice of Law**. The validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder and concerning the Collateral, shall be determined under, governed by, and construed in accordance with the laws of the State of California as applied to contracts made and to be fully performed in such state, without regard to the conflicts of laws provisions thereof.

12. **Waiver of Jury Trial**. Debtor and the Secured Party each waive any right to trial by jury in any action or proceeding relating to this Agreement.

13. **General Provisions**.

13.1 Effectiveness. This Agreement shall be binding and deemed effective when executed by Debtor and the Secured Party.

13.2 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of the Secured Party. Debtor shall not assign this Agreement or any rights hereunder, and any such assignment shall be absolutely void.

13.3 Section Headings. Section headings are for convenience only.

13.4 Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Secured Party or Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties.

13.5 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

13.6 Entire Agreement; Amendments. This Agreement and the documents referenced herein contain the entire understanding of the parties with respect to the matters covered herein and supercede all prior agreements, negotiations and understandings, written or oral, with respect to such subject matter. No provision of this Agreement shall be waived or amended other than by an instrument in writing signed by Debtor and the Secured Party.

13.7 Good Faith. The parties intend and agree that their respective rights, duties, powers, liabilities and obligations shall be performed, carried out, discharged and exercised reasonably and in good faith.

13.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons on the date first written above.

KNIGHT ENERGY CORP.

By: ______________________________
Title: ____________________________

By: ______________________________
Title: ____________________________

HD SPECIAL-SITUATIONS, LP

By: ______________________________
Title: ____________________________